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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 1 to Registration Statement No. 333-36920 of Key Technology, Inc. on Form S-4 of our report dated November 3, 1999 appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Experts" in such Prospectus.



/s/ DELOITTE & TOUCHE LLP


DELOITTE & TOUCHE LLP


Portland, Oregon
May 30, 2000